SEMI-ANNUAL REPORT
                                  MAY 31, 2000

July 27, 2000

Dear Shareholders:

In our Annual Report, discussion of the equity environment concluded that recent market volatility was likely to remain for several months. Our reasoning centered upon the continued positive response to an improving economy by cyclically sensitive businesses at the same time as the prior equity leadership was entering a period of consolidation. The net result of these intra-market dynamics would be a trading range with a modest downward bias for the Dow Jones Industrial Average and the S&P 500 Index.

In  order  to  have  funds   available  to  take  advantage  of  the  investment
opportunities which would arise in this rotational environment, the Fund maintained 20% of its assets in cash. By early March, the S&P 500 had declined by approximately 10% while the NASDAQ was in the early stages of a 40% decline from its all-time high, reached only days earlier. We took advantage of significant disparities in the relative valuations among various high growth sectors of the NASDAQ to consolidate the Fund's exposure in the semiconductor, software and telecommunications sectors. At the same time, we increased the portfolio's investments in the biotech/genomic sector which continues to enjoy improving fundamentals and significant growth potential.

The Fund's net asset value reflected the high degree of volatility exhibited by the market. For the twelve-month period ended May 31, 2000, the Fund appreciated 9.03% as compared with the S&P 500 increase of 10.48%. As of May 31, 2000, the Fund's six-month results declined 2.47% versus an increase in the S&P 500 of 2.88%. Over the past several weeks, the NASDAQ has risen by more than 35% and has regained more than 50% of the spring decline. Responding to our increased commitment to the biotech/genomic sector which has enjoyed an above average recovery, the Fund has significantly outperformed the S&P 500 Index since the end of May.

The net asset value (NAV) of the Fund can be followed on financial web sites and quote machines under the symbol HEFGX.

/s/ Anthony Orphanos

Anthony Orphanos
Fund Manager

Footnotes:

Performance figures of the Fund and indexes referenced represent past performance and are not indicative of future performance of the Fund or the indexes. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Indexes do not incur expenses and are not available for investment.

The S&P Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The Fund's annual total return for the year ended June 30, 2000 was 20.38%

The Fund's average annual total return since inception (December 29, 1998) to June 30, 2000 was 23.42%

The Fund is distributed by First Fund Distributors, Inc., Phoenix, AZ. Member NASD.

                               HOWARD EQUITY FUND


SCHEDULE OF INVESTMENTS AT MAY 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
  Shares     COMMON STOCKS: 82.24%                                  Market Value
--------------------------------------------------------------------------------
             AEROSPACE/DEFENSE-EQUIPMENT: 3.03%
     8,500   United Technologies Corp............................   $   513,718
                                                                    -----------
             AUCTION HOUSE/ART DEALER: 0.77%
     8,000   Sothebys Holdings, Inc.-A...........................       130,500
                                                                    -----------
             AUTO- CARS/LIGHT TRUCKS: 2.21%
     5,300   General Motors Corp.................................       374,312
                                                                    -----------
             AUTOMOTIVE - MEDIUM & HEAVY DUTY TRUCKS: 2.46%
    13,000   Navistar International Corp.........................       417,625
                                                                    -----------
             CELLULAR TELECOM: 1.09%
     2,000   Nextel Communications, Inc.-A.......................       185,250
                                                                    -----------
             COMPUTER SOFTWARE: 1.43%
    30,000   Cambridge Technology Partners, Inc..................       241,875
                                                                    -----------
             COMPUTERS-HARDWARE: 1.42%
     2,000   Hewlett-Packard Corp................................       240,250
                                                                    -----------
             DIVERSIFIED MANUFACTURING OPERATIONS: 1.26%
     2,500   Minnesota Mining & Manufacturing....................       214,375
                                                                    -----------
             DIVERSIFIED UNIT INVESTMENT TRUST: 12.73%
    26,000   Nasdaq-100 Shares...................................     2,158,406
                                                                    -----------
             ELECTRONIC COMPONENTS-SEMICONDUCTOR: 8.35%
     5,800   Intel Corp..........................................       722,825
     9,600   Texas Instruments, Inc..............................       693,600
                                                                    -----------
                                                                      1,416,425
                                                                    -----------

                               HOWARD EQUITY FUND

--------------------------------------------------------------------------------
  Shares                                                            Market Value
--------------------------------------------------------------------------------
             INTERNET CONTENT: 3.50%
     8,000   Safeguard Scientifics, Inc..........................   $   257,500
    10,000   Security First Technologies Corp....................       336,250
                                                                    -----------
                                                                        593,750
                                                                    -----------
             INTERNET SOFTWARE: 1.77%
   160,000   Pacific Century Cyberworks Limited..................       300,800
                                                                    -----------
             MEDICAL - DRUGS: 4.12%
     5,000   Merck & Co., Inc....................................       373,125
    15,000   Pharmocopeia, Inc...................................       326,250
                                                                    -----------
                                                                        699,375
                                                                    -----------
             MEDICAL PRODUCTS: 5.08%
   100,000   Nycomed Amersham PLC-ADR............................       861,695
                                                                    -----------
             MEDICAL-BIOMEDICAL/GENOMICS: 18.92%
     5,500   Affymetrix, Inc.....................................       653,125
     2,000   Diversa Corp........................................        44,000
    20,000   Lexicon Genetics, Inc...............................       200,000
    26,000   Lynx Therapeutics, Inc. *...........................       416,000
    12,000   Millennium Pharmaceuticals..........................     1,003,500
    16,000   P.E. Corp.-Celera Genomics..........................       890,000
                                                                    -----------
                                                                      3,206,625
                                                                    -----------
             METAL - ALUMINUM: 2.41%
     7,000   Alcoa, Inc..........................................       409,063
                                                                    -----------
             NETWORK SOFTWARE: 5.60%
    71,000   Netspeak Corp.......................................       701,125
    30,000   Novell, Inc.........................................       249,375
                                                                    -----------
                                                                        950,500
                                                                    -----------
             NETWORKING PRODUCTS: 2.35%
     7,000   Cisco Systems, Inc..................................       399,000
                                                                    -----------

                               HOWARD EQUITY FUND

--------------------------------------------------------------------------------
  Shares                                                            Market Value
--------------------------------------------------------------------------------
             SATELLITE TELECOM: 1.08%
    14,000   P.T. Pasifik Satelit Nusantara-ADR..................   $   183,750
                                                                    -----------
             TELEPHONE-LONG DISTANCE: 2.66%
    13,000   AT&T................................................       450,938
                                                                    -----------
   634,200   Total Common Stocks (Cost $16,007,116 +): 82.24%....    13,948,232
                                                                    -----------

Principal
  Amount     SHORT-TERM INVESTMENTS: 18.92%
--------------------------------------------------------------------------------
$3,208,768   Firstar Stellar Treasury Fund, 4.18%
             (Cost $3,208,768)...................................     3,208,768
                                                                    -----------
             Total Investments in Securities
             (Cost $19,215,884): 101.16%.........................    17,157,000
             Liabilities in Excess of Other Assets: (1.16)%......      (197,338)
                                                                    -----------
             Total Net Assets: 100.00%...........................   $16,959,662
                                                                    ===========

* Non-income producing security.

+ At May 31, 2000, the cost of securities for Federal tax purposes was the same as the basis for financial reporting. Gross unrealized appreciation and depreciation of securities on a tax basis were as follows:

             Gross unrealized appreciation.......................   $ 1,052,094
             Gross unrealized depreciation.......................    (3,110,978)
                                                                    -----------
                    Net unrealized depreciation..................   $(2,058,884)
                                                                    ===========

See Notes to Financial Statements.

                               HOWARD EQUITY FUND


STATEMENT OF ASSETS AND LIABILITIES AT MAY 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
ASSETS
  Investments in securities, at value (identified cost 19,215,884) $17,157,000 Receivables
    Fund shares sold.............................................       133,459
    Dividends and interest.......................................        19,942
  Prepaid expenses...............................................        14,046
                                                                    -----------
      Total assets...............................................    17,324,447
                                                                    -----------
LIABILITIES
  Payables
    Due to Investment Advisor....................................        18,648
    Fund shares repurchased......................................       183,444
    Portfolio securities purchased...............................       139,943
    Administration fees..........................................         2,548
  Accrued expenses...............................................        20,202
                                                                    -----------
      Total liabilities..........................................       364,785
                                                                    -----------
NET ASSETS.......................................................   $16,959,662
                                                                    ===========

Net asset value, offering and redemption price per share
  [$16,959,662 / 1,444,620 shares outstanding; unlimited
  number of shares (par value $0.01) authorized].................   $     11.74
                                                                    ===========
COMPONENTS OF NET ASSETS
  Paid-in capital................................................   $18,869,125
  Undistributed net investment loss..............................       (49,122)
  Accumulated net realized gain on investments...................       198,543
  Net unrealized depreciation on investments.....................    (2,058,884)
                                                                    -----------
    Net assets...................................................   $16,959,662
                                                                    ===========

See Notes to Financial Statements.

                               HOWARD EQUITY FUND


STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED MAY 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
INVESTMENT INCOME
  Income
    Dividends....................................................   $    28,622
    Interest.....................................................        87,964
                                                                    -----------
      Total income...............................................       116,586
                                                                    -----------
  Expenses
    Advisory fees (Note 3).......................................        84,521
    Distribution Expense (Note 3)................................        34,774
    Custody fees.................................................         4,011
    Fund accounting fees.........................................         7,020
    Administration fee ..........................................        15,041
    Professional fees............................................        10,029
    Transfer agent fees..........................................         7,020
    Reports to shareholders......................................         3,510
    Registration fees............................................         2,445
    Other........................................................         1,003
    Trustees' fees...............................................         1,742
    Insurance expense............................................           611
                                                                    -----------
      Total expenses.............................................       171,727
      Less: advisory fee waiver and absorption (Note 3)..........        (6,019)
                                                                    -----------
      Net expenses...............................................       165,708
                                                                    -----------
        Net investment loss......................................      (49,122)
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain from security transactions...................       375,842
  Net change in unrealized depreciation on investments...........    (3,089,915)
                                                                    -----------
    Net realized and unrealized loss on investments..............    (2,714,073)
                                                                    -----------
        NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.....   $(2,763,195)
                                                                    ===========

See Notes to Financial Statements.

                               HOWARD EQUITY FUND


STATEMENT OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------
                                                              Six Months    Dec. 29, 1998*
                                                                 Ended          through
                                                             May 31, 2000#   Nov. 30, 1999
------------------------------------------------------------------------------------------
Increase (DECREASE) in net assets from OPERATIONS
  Net investment (loss) / income...........................  $   (49,122)     $     3,092
  Net realized gain / (loss) on security transactions .....      375,842         (177,758)
  Net change in unrealized (depreciation) / appreciation
    on investments.........................................   (3,089,915)       1,031,031
                                                             -----------      -----------
     NET (DECREASE) / INCREASE IN NET ASSETS RESULTING
       FROM OPERATIONS ....................................   (2,763,195)         856,365
                                                             -----------      -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income...............................       (2,878)              --
                                                             -----------      -----------
CAPITAL SHARE TRANSACTIONS
  Net increase in net assets derived from net change
     in outstanding shares (a).............................    9,733,672        9,135,698
                                                             -----------      -----------
  TOTAL INCREASE IN NET ASSETS ............................    6,967,599        9,992,063

NET ASSETS
Beginning of period........................................    9,992,063               --
                                                             -----------      -----------
END OF PERIOD .............................................  $16,959,662      $ 9,992,063
                                                             ===========      ===========

(a) A summary of capital shares transactions is as follows:

                                                        Six Months                    December 29, 1998*
                                                           Ended                           through
                                                       May 31, 2000#                  November 30, 1999
                                               ----------------------------      ----------------------------
                                                 Shares       Paid in Capital      Shares       Paid in Capital
                                               -----------      -----------      -----------      -----------
Shares sold ................................       710,500      $11,097,796          842,974      $ 9,277,834
Shares issued on reinvestments
  of distributions..........................           205            2,808               --               --
Shares redeemed.............................       (95,815)      (1,366,932)         (13,245)        (142,136)
                                               -----------      -----------      -----------      -----------
Net increase................................       614,890      $ 9,733,672          829,729      $ 9,135,698
                                               ===========      ===========      ===========      ===========

* Commencement of operations.
# Unaudited.

See Notes to Financial Statements.

                               HOWARD EQUITY FUND


FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD

-------------------------------------------------------------------------------------------
                                                             Six Months      Dec. 29, 1998*
                                                               Ended            through
                                                            May 31, 2000#    Nov. 30, 1999
-------------------------------------------------------------------------------------------
Net asset value, beginning of period......................    $ 12.04           $ 10.00
                                                              -------           -------
Income from investment operations:
  Net investment income...................................      (0.03)             0.00
  Net realized and unrealized (loss)/gain on investments..      (0.27)             2.04
                                                              -------           -------
Total from investment operations..........................      (0.30)             2.04
                                                              -------           -------
Less distributions:
  From net investment income..............................       0.00**              --
                                                              -------           -------
Total distributions.......................................       0.00                --
                                                              -------           -------
Net asset value, end of period............................     $11.74           $ 12.04
                                                              =======           =======
TOTAL RETURN .............................................      (2.47%)++         20.40%++

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands).....................    $16,960           $ 9,992

Ratio of expenses to average net assets:
  Before expense reimbursement............................       2.02%+            4.39%+
  After expense reimbursement.............................       1.95%+            1.95%+

Ratio of net investment loss to average net assets
  After expense reimbursement.............................      (0.58%)+           0.07%+

Portfolio turnover rate...................................     108.07%           211.31%

*  Commencement of operations.
** Amount distributed represents less than one-half of one cent per share. # Unaudited.
+  Annualized.
++ Not Annualized.

See Notes to Financial Statements.

                               HOWARD EQUITY FUND


NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     The Howard Equity Fund (the "Fund") is a series of shares of beneficial interest of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund began operations on December 29, 1998. The investment objective of the Fund is to seek growth of capital. The Fund attempts to achieve its objective by investing primarily in equity securities of large to mid capitalization companies.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION: The Fund's investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

     B. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, DIVIDENDS AND DISTRIBUTIONS: Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Distributions which exceed net realized gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net realized gains and are primarily due to differing treatments for wash sales and realized losses subsequent to October 31 on sale of securities. Realized gains and losses on securities sold are determined on the basis of identified cost. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

     D. USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

                               HOWARD EQUITY FUND


NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     For the six months ended May 31, 2000, Howard Capital Management (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the year ended May 31, 2000, the Fund incurred $84,521 in Advisory Fees.

     The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.95% of average net assets (the "expense cap"). Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursed is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses. For the six months ended May 31, 2000, the Advisor reduced its fees and absorbed Fund expenses in the amount of $6,019; no amounts were reimbursed to the Advisor.

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund's expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

     Fund asset level                        Fee rate
     ----------------                        --------
     Less than $15 million                   $30,000
     $15 million to less than $50 million 0.20% of average daily net assets $50 million to less than $100 million 0.15% of average daily net assets $100 million to less than $150 million 0.10% of average daily net assets
     More than $150 million                  0.05% of average daily net assets

     The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the "Plan"). The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the Fund's average daily net assets annually. The expenses covered by the plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of

                               HOWARD EQUITY FUND


NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursement for specific expenses incurred. Pursuant to a distribution coordination agreement adopted under the Plan, distribution fees are paid to the Advisor as "Distribution Coordinator." For the six months ended May 31, 2000, the Fund paid the Distribution Coordinator in the amount of $34,774.

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers of the Fund are also officers and/or directors of the Administrator and the Distributor.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

      For the six months ended May 31, 2000, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $23,670,056 and $13,728,362, respectively.

     At  November  30,  1999,   the  Fund  had  tax  basis  capital   losses  of
approximately $177,000 which may be carried to offset future capital gains. Such losses expire November 30, 2007.